Exhibit 99.1

AmSouth Reports Record Second Quarter Earnings of $167.0 Million or
$.47 Per Share

    To hear a webcast of the conference call with analysts at 2 p.m. CDT, July 13, go to www.amsouth.com and click on the webcast link under "Message Center." For supplemental financial information about the second quarter results, visit the Investor Relations Resource Center on AmSouth's web site at www.amsouth.com/irrc.

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--July 13, 2004--AmSouth Bancorporation (NYSE: ASO) today reported earnings for the second quarter ended June 30, 2004, of $.47 per diluted share compared to $.44 per diluted share reported for the second quarter of 2003. Net income for the second quarter of 2004 was a record $167.0 million versus $154.8 million for the same period in 2003.
    AmSouth's second quarter performance resulted in a return on average equity of 20.3 percent, a return on average assets of 1.41 percent and an efficiency ratio of 52.8 percent.
    "We are seeing strong growth across all of our lines of business as the economy continues to improve," said Dowd Ritter, AmSouth's chairman, president and chief executive officer. "With the competitive landscape changing with recent merger activity, we remain focused on our internal growth strategy and are taking advantage of the resulting opportunities in our already attractive Southeastern markets."
    Net interest income was $361.4 million in the second quarter, $1.9 million higher than the previous quarter, while the net interest margin was 3.44 percent.
    Average loans for the quarter grew by $2.4 billion, an 8.4 percent increase over the same quarter in 2003. Average deposits were higher by $3.8 billion, or 13.4 percent during the same period, including a
13.8 percent increase in average low-cost deposits.
    Noninterest revenue, which includes earnings from service charges, trust, investment management services, securities gains and other sources of fee income, was $218.3 million for the quarter, an increase of $7.5 million, or 3.6 percent, compared with the same quarter in 2003. This increase came despite decreases in mortgage income and lower securities gains. Service charges increased 15.5 percent compared with the second quarter of 2003, trust income grew 16.9 percent over the same period, and investment service income rose 36.6 percent compared with the previous year. Noninterest expenses in the second quarter were $311.8 million, up 4.4 percent compared with the second quarter of 2003 but down $ 10.5 million compared with the first quarter, reflecting the effects of tighter expense controls.
    Net charge-offs were .35 percent of average net loans in the quarter, marking the lowest level of net charge-offs since the second quarter of 2000. The ratio of loan loss reserves to total loans was
1.22 percent at June 30, 2004, and continued to reflect improvement in credit quality trends and a shift in the loan portfolio mix to include a greater proportion of lower risk loans.
    Total nonperforming assets at June 30, 2004, were $135.6 million, or .43 percent of loans net of unearned income, foreclosed properties and repossessions, their lowest level in 20 years. In the second quarter of 2003 nonperforming assets were $175.4 million, or .62 percent of loans.
    For supplemental financial information about the second quarter results, you may refer to the Form 8-K filed by AmSouth with the Securities and Exchange Commission on July 13, 2004, or visit the Investor Relations Resource Center on AmSouth's web site at www.amsouth.com.

    About AmSouth

    AmSouth is a regional bank holding company with $48 billion in assets, more than 670 branch banking offices and over 1,200 ATMs. AmSouth operates in Tennessee, Alabama, Florida, Mississippi, Louisiana and Georgia. AmSouth is a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust and investment management services. AmSouth also offers a complete line of banking products and services at its web site, www.amsouth.com.

    Forward Looking Statements

    Statements made in this document which are not purely historical are forward-looking statements as defined in the "Private Securities Litigation Reform Act of 1995," including any statements regarding descriptions of management's plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.
    Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond AmSouth's control - could cause actual conditions, events or results to differ materially from those described in the forward-looking statements. AmSouth's most recent annual report on Form 10-K for the year ended December 31, 2003, and quarterly report on Form 10-Q for the quarter ended March 31, 2004, describe factors which could cause results to differ materially from management's current expectations. Such factors include, but are not limited to: the execution of AmSouth's strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth's loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in consumer spending and saving habits; technological changes; the growth and profitability of AmSouth's mortgage banking business, including mortgage-related income and fees, being less than expected; adverse changes in the financial performance and / or condition of AmSouth's borrowers which could impact the repayment of such borrowers' outstanding loans; changes in accounting and tax principles, policies or guidelines and in tax laws; other economic, competitive, governmental, and regulatory factors affecting AmSouth's operations, products, services and prices; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries; the impact on AmSouth's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and AmSouth's success at managing the risks involved in the foregoing.
    Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.


                               Unaudited
                        AmSouth Bancorporation
                     SUMMARY FINANCIAL INFORMATION
                ($ in thousands, except per share data)

EARNINGS SUMMARY                               Three Months Ended
                                         -----------------------------
                                                    2004
                                          June 30 March 31 December 31
                                         -------- -------- ----------
Net interest income                      $361,410 $359,497  $358,784
Provision for loan losses                  26,600   28,100    44,500
                                         -------- -------- ----------
Net interest income after provision       334,810  331,397   314,284
Noninterest revenues                      218,252  220,430   223,390
Noninterest expenses                      311,770  322,274   310,793
                                         -------- -------- ----------
Income before income taxes                241,292  229,553   226,881
Income taxes                               74,329   69,454    68,329
                                         -------- -------- ----------
Net income                               $166,963 $160,099  $158,552
                                         ======== ======== ==========

Earnings per common share                   $0.47    $0.46     $0.45
Earnings per common share - diluted          0.47     0.45      0.45
Average common shares outstanding         351,602  351,196   350,067
Average common shares outstanding -
 diluted                                  356,314  356,908   355,306
End of period common shares outstanding   353,414  352,904   351,891

EARNINGS SUMMARY
                                                              Percent
                                                               Change
                                                               Versus
                                                        2003    Prior
                                         September 30 June 30   Year
                                          ---------  --------- ------
Net interest income                       $343,453   $349,356    3.5%
Provision for loan losses                   41,800     42,700  (37.7%)
                                          --------- ---------
Net interest income after provision        301,653    306,656    9.2%
Noninterest revenues                       228,785    210,718    3.6%
Noninterest expenses                       306,556    298,622    4.4%
                                          --------- ---------
Income before income taxes                 223,882    218,752   10.3%
Income taxes                                66,494     63,927   16.3%
                                          --------- ---------
Net income                                $157,388   $154,825    7.8%
                                          ========= =========

Earnings per common share                    $0.45      $0.44    6.8%
Earnings per common share - diluted           0.45       0.44    6.8%
Average common shares outstanding          349,421    349,509
Average common shares outstanding -
 diluted                                   353,317    353,354
End of period common shares outstanding    350,622    350,477

                                                               Percent
EARNINGS SUMMARY                                    YTD         Change
                                            ------------------- Versus
                                              2004     2003     Prior
                                            June 30   June 30    Year
                                           --------- --------- -------
Net interest income                         $720,907  $712,398   1.2%
Provision for loan losses                     54,700    87,400 (37.4%)
                                            --------- ---------
Net interest income after provision          666,207   624,998   6.6%
Noninterest revenues                         438,682   403,603   8.7%
Noninterest expenses                         634,044   588,228   7.8%
                                            --------- ---------
Income before income taxes                   470,845   440,373   6.9%
Income taxes                                 143,783   130,192  10.4%
                                            --------- ---------
Net income                                  $327,062  $310,181   5.4%
                                            ========= =========

Earnings per common share                      $0.93     $0.88   5.7%
Earnings per common share - diluted             0.92      0.88   4.5%
Average common shares outstanding            351,399   350,738
Average common shares outstanding - diluted  356,611   354,304
End of period common shares outstanding      353,414   350,477

KEY PERFORMANCE RATIOS                        Three Months Ended
                                         -----------------------------
                                                    2004
                                         June 30  March 31 December 31
                                         -------- -------- ----------
Average shareholders' equity to average
 total assets                               6.92%    7.09%    7.05%
End of period shareholders' equity to end
 of period total assets                     6.82     7.11     7.08
Loans net of unearned income to total
 deposits                                  97.55    94.77    96.38
Return on average assets (annualized)       1.41     1.40     1.41
Return on average shareholders' equity
 (annualized)                              20.31    19.76    19.96
Book value per common share                $9.32    $9.56    $9.18
Tangible book value per common share       $8.46    $8.71    $8.32
Net interest margin - taxable equivalent    3.44%    3.56%    3.61%
Efficiency ratio                           52.83    54.57    52.43

KEY PERFORMANCE RATIOS
                                                                 2003
                                                 September 30  June 30
                                                 -----------  --------
Average shareholders' equity to average total
 assets                                              7.14%      7.43%
End of period shareholders' equity to end of
 period total assets                                 7.11       7.18
Loans net of unearned income to total deposits      98.85      96.99
Return on average assets (annualized)                1.44       1.48
Return on average shareholders' equity
 (annualized)                                       20.18      19.95
Book value per common share                         $8.99      $8.98
Tangible book value per common share                $8.13      $8.12
Net interest margin - taxable equivalent             3.60%      3.84%
Efficiency ratio                                    52.58      52.26


KEY PERFORMANCE RATIOS                                    YTD
                                                  ------------------
                                                    2004      2003
                                                  June 30   June 30
                                                  -------- ---------
Average shareholders' equity to average
 total assets                                       7.01%     7.51%
End of period shareholders' equity to end
 of period total assets                             6.82      7.18
Loans net of unearned income to total deposits     97.55     96.99
Return on average assets (annualized)               1.40      1.51
Return on average shareholders' equity
 (annualized)                                      20.04     20.10
Book value per common share                        $9.32     $8.98
Tangible book value per common share               $8.46     $8.12
Net interest margin - taxable equivalent            3.50%     3.97%
Efficiency ratio                                   53.70     51.64

                               Unaudited
                        AmSouth Bancorporation
                     SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)

BALANCE SHEET INFORMATION                  Three Months Ended
AVERAGE BALANCES                -------------------------------------
-------------------------                        2004
                                   June 30     March 31   December 31
                                 ----------- ----------- ------------
Loans net of unearned income     $30,633,629 $29,705,743  $29,263,749
Total investment securities(a)    12,488,887  11,779,479   11,158,897
Interest-earning assets(a)        43,500,751  41,771,105   40,609,843
Total assets                      47,742,291  45,953,093   44,697,830
Noninterest-bearing deposits       6,516,977   6,103,216    5,855,497
Interest-bearing deposits(b)      25,337,923  24,381,234   23,952,276
Total deposits(b)                 31,854,900  30,484,450   29,807,773
Shareholders' equity               3,305,636   3,258,359    3,151,106

BALANCE SHEET INFORMATION
AVERAGE BALANCES                                               Percent
-------------------------                                      Change
                                                               Versus
                                                      2003      Prior
                                      September 30  June 30     Year
                                      ------------ ----------  -------
Loans net of unearned income          $28,667,773 $28,265,837     8.4%
Total investment securities(a)         10,008,025   9,086,673    37.4%
Interest-earning assets(a)             39,075,134  37,708,903    15.4%
Total assets                           43,315,707  41,917,998    13.9%
Noninterest-bearing deposits            5,605,708   5,329,351    22.3%
Interest-bearing deposits(b)           23,598,915  22,766,452    11.3%
Total deposits(b)                      29,204,623  28,095,803    13.4%
Shareholders' equity                    3,094,790   3,112,945     6.2%

BALANCE SHEET INFORMATION                                      Percent
AVERAGE BALANCES                                YTD            Change
-------------------------            ------------------------- Versus
                                          2004         2003     Prior
                                        June 30      June 30    Year
                                     ------------ ------------ -------
Loans net of unearned income         $30,169,686  $28,049,022     7.6%
Total investment securities(a)        12,134,183    9,028,369    34.4%
Interest-earning assets(a)            42,635,928   37,333,218    14.2%
Total assets                          46,847,692   41,433,111    13.1%
Noninterest-bearing deposits           6,310,096    5,237,375    20.5%
Interest-bearing deposits(b)          24,859,579   22,406,351    10.9%
Total deposits(b)                     31,169,675   27,643,726    12.8%
Shareholders' equity                   3,281,997    3,111,683     5.5%

       (a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.

       (b) Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities.

BALANCE SHEET INFORMATION
ENDING BALANCES
-------------------------
Loans net of unearned income     $31,351,497 $29,893,723  $29,339,364
Total investment securities(a)    12,716,413  12,426,033   12,036,854
Interest-earning assets(a)        44,439,782  43,253,884   41,521,449
Total assets                      48,341,045  47,414,968   45,615,516
Noninterest-bearing deposits       6,636,325   6,544,028    6,273,835
Interest-bearing deposits         25,502,919  25,000,664   24,166,518
Total deposits                    32,139,244  31,544,692   30,440,353
Shareholders' equity               3,295,478   3,372,349    3,229,669

                                                               Percent
                                                               Change
                                                               Versus
BALANCE SHEET INFORMATION                                       Prior
ENDING BALANCES                                                 Year
-------------------------                                      -------
Loans net of unearned income          $29,128,404 $28,222,542    11.1%
Total investment securities(a)         11,011,789  10,522,760    20.8%
Interest-earning assets(a)             40,341,180  39,296,146    13.1%
Total assets                           44,342,699  43,784,207    10.4%
Noninterest-bearing deposits            5,839,977   5,849,456    13.5%
Interest-bearing deposits              23,628,246  23,249,370     9.7%
Total deposits                         29,468,223  29,098,826    10.4%
Shareholders' equity                    3,152,834   3,145,575     4.8%

   (a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.

                               Unaudited
                        AmSouth Bancorporation
                     SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)

NONPERFORMING ASSETS               2004                         2003
                           June   March   December   September  June
                            30      31       31          30      30
                        -------- --------  -------- -------- --------
Nonaccrual loans(c)     $102,670 $102,904  $110,153 $120,793 $127,645
Foreclosed properties     29,586   29,291    32,616   35,163   40,656
Repossessions              3,295    3,733     4,986    5,890    7,058
                        -------- --------  -------- -------- --------
Total nonperforming
 assets(c)              $135,551 $135,928  $147,755 $161,846 $175,359
                        ======== ========  ======== ======== ========

Nonperforming assets to
 loans net of unearned
 income, foreclosed
 properties and
 repossessions              0.43%    0.45%     0.50%    0.55%    0.62%


Accruing loans 90 days
 past due                $52,972  $58,195   $67,460  $72,588  $67,454
                        ======== ========  ======== ======== ========

   (c) Exclusive of accruing loans 90 days past due


ALLOWANCE FOR LOAN LOSSES          2004                        2003
                           2nd      1st       4th      3rd      2nd
                         Quarter  Quarter   Quarter  Quarter  Quarter
----------------------- --------- -------- --------- -------- --------
Balance at beginning
 of period              $382,450 $384,124  $384,059 $384,011 $383,936
Loans charged off        (38,202) (44,412)  (56,403) (55,102) (55,565)
Recoveries of loans
 previously charged off   11,634   16,406    11,968   13,350   12,940
                        --------- -------- --------- -------- --------
Net Charge-offs          (26,568) (28,006)  (44,435) (41,752) (42,625)
Addition to allowance
 charged to expense       26,600   28,100    44,500   41,800   42,700
Allowance sold                 -   (1,768)        -        -        -
                        --------- -------- --------- -------- --------
Balance at end of
 period                 $382,482 $382,450  $384,124 $384,059 $384,011
                        ========= ======== ========  ======== ========

Allowance for loan
 losses to loans net of
 unearned income            1.22%    1.28%     1.31%    1.32%    1.36%
Net charge-offs to
 average loans net of
 unearned income (d)        0.35%    0.38%     0.60%    0.58%    0.60%
Allowance for loan
 losses to nonperforming
 loans(c)                 372.54%  371.66%   348.72%  317.95%  300.84%
Allowance for loan
 losses to nonperforming
 assets(c)                282.17%  281.36%   259.97%  237.30%  218.99%

   (c) Exclusive of accruing loans 90 days past due

   (d) Annualized

    CONTACT: AmSouth Bancorporation, Birmingham
             Investment Community:
             List Underwood, 205-801-0265
             or
             News Media:
             Rick Swagler, 205-801-0105